                                                                    Exhibit 99.2

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                           $502,087,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-HE2



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE




                                OCTOBER 7, 2004


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          2ND LIENS COLLATERAL SUMMARY

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                         $12,135,730
Aggregate Original Principal Balance                            $12,161,640
Number of Mortgage Loans                                            287

                                  MINIMUM      MAXIMUM         AVERAGE (1)
                                  -------      -------         -----------
Original Principal Balance        $10,950      $140,000          $42,375
Outstanding Principal Balance     $10,910      $139,846          $42,285

                                  MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                  -------      -------     -------------------
Original Term (mos)                 180           360             288
Stated remaining Term (mos)         174           358             284
Loan Age (mos)                       2             6               4
Current Interest Rate              6.000%       14.750%         11.721%
Initial Interest Rate Cap(4)        NA            NA              NA
Periodic Rate Cap(4)                NA            NA              NA
Gross Margin(4)                     NA            NA              NA
Maximum Mortgage Rate(4)            NA            NA              NA
Minimum Mortgage Rate(4)            NA            NA              NA
Months to Roll(4)                   NA            NA              NA
Original Loan-to-Value             77.88%       100.00%         99.10%
Credit Score (3)                    592           784             662

                                  EARLIEST      LATEST
                                  --------      ------
Maturity Date                     04/01/19     08/01/34

                         PERCENT OF                                 PERCENT OF
LIEN POSITION           MORTGAGE POOL   YEAR OF ORIGINATION        MORTGAGE POOL
1st Lien                        0.00%    2003                              0.00%
2nd Lien                       100.00    2004                             100.00

OCCUPANCY                               LOAN PURPOSE
Primary                       100.00%   Purchase                          82.76%
Second Home                      0.00   Refinance - Rate/Term               2.72
Investment                       0.00   Refinance - Cashout                14.52

LOAN TYPE                               PROPERTY TYPE
Fixed Rate                    100.00%   Single Family                     81.41%
ARM                              0.00   Planned Unit Development            6.25
                                        Townhouse                           1.24
AMORTIZATION TYPE                       Condominium                         8.41
Fully Amortizing               64.59%   Two- to Four-Family                 2.69
Interest Only                    0.00   Manufactured Housing                0.00
Balloon                         35.41

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
RANGE OF                    MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
MORTGAGE RATES               LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
5.501% to 6.000%                1       $    29,208       0.24%     6.000%        602     $29,208      100.00%    0.00%
7.501% to 8.000%                3           168,656        1.39      7.845        704      56,219       97.29      0.00
8.001% to 8.500%                2            93,838        0.77      8.395        654      46,919       95.83     58.27
8.501% to 9.000%               22           752,239        6.20      8.912        689      34,193       98.49     72.42
9.001% to 9.500%                6           260,469        2.15      9.382        698      43,411       94.93     51.53
9.501% to 10.000%               8           457,911        3.77      9.815        715      57,239      100.00     21.78
10.001% to 10.500%             12           610,840        5.03     10.256        734      50,903      100.00      8.42
10.501% to 11.000%             29         1,206,087        9.94     10.836        678      41,589       99.53     32.70
11.001% to 11.500%             14           401,547        3.31     11.330        655      28,682       98.95     57.18
11.501% to 12.000%             52         2,707,355       22.31     11.837        649      52,065       99.37     15.59
12.001% to 12.500%             54         2,283,470       18.82     12.255        630      42,286       99.21     19.44
12.501% to 13.000%             23         1,056,859        8.71     12.852        661      45,950       99.03     10.62
13.001% to 13.500%             23           994,831        8.20     13.281        668      43,254       99.37      3.98
13.501% to 14.000%             23           643,938        5.31     13.855        650      27,997       99.34      0.00
14.001% to 14.500%             14           441,500        3.64     14.231        641      31,536       97.57      2.47
14.501% to 15.000%              1            26,983        0.22     14.750        631      26,983      100.00      0.00
TOTAL:                        287       $12,135,730     100.00%    11.721%        662     $42,285       99.10%   20.91%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 14.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 11.721% per annum.

REMAINING MONTHS TO STATED MATURITY

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
RANGE OF                    MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
REMAINING TERMS (MONTHS)     LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
169 to 180                    128       $ 4,388,483        36.16%   11.886%       655        $34,285    99.19%    42.17%
229 to 240                     22       $   703,900       580.00%  1247.100%      660        $31,995  9886.00%  3724.00%
349 to 360                    137       $ 7,043,347      5804.00%  1154.300%      666        $51,411  9906.00%   603.00%
TOTAL:                        287       $12,135,730       100.00%    11.721%      662        $42,285    99.10%    20.91%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 284 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
$50,000 or less               206       $ 6,200,806        51.10%    11.861%      656       $ 30,101    98.91%    35.50%
$50,001 to $100,000            70         4,615,301         38.03     11.542      669         65,933     99.37      7.28
$100,001 to $150,000           11         1,319,623         10.87     11.687      664        119,966     99.04      0.00
TOTAL:                        287       $12,135,730       100.00%    11.721%      662       $ 42,285    99.10%    20.91%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,910 to approximately $139,846 and the average outstanding principal balance of the Mortgage Loans was approximately $42,285.

PRODUCT TYPES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
PRODUCT TYPES                LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
Balloon Loans                 124       $ 4,297,001        35.41%    11.906%      655    $ 34,653       99.23%    40.94%
15 to 19 Year Fixed Loans       4            91,482          0.75     10.929      645      22,870        97.22    100.00
20 to 24 Year Fixed Loans      22           703,900          5.80     12.471      660      31,995        98.86     37.24
30 Year Fixed Loans           137         7,043,347         58.04     11.543      666      51,411        99.06      6.03
TOTAL:                        287       $12,135,730       100.00%    11.721%      662    $ 42,285       99.10%    20.91%

ADJUSTMENT TYPE

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
ADJUSTMENT TYPE              LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
Fixed Rate                    287       $12,135,730       100.00%    11.721%      662     $42,285       99.10%     20.91%
TOTAL:                        287       $12,135,730       100.00%    11.721%      662     $42,285       99.10%     20.91%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION      LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
Arizona                        13      $   358,532          2.95%    11.608%      661    $ 27,579       99.82%     6.40%
California                     81        5,272,323          43.44     11.327      671      65,090        99.24      1.06
Colorado                        6          211,732           1.74     11.560      656      35,289       100.00     15.83
Connecticut                     4          100,659           0.83     13.578      634      25,165        96.25     25.02
Florida                        69        2,329,739          19.20     11.718      654      33,764        99.12     55.71
Georgia                         4          154,155           1.27     13.239      639      38,539        98.34     16.49
Illinois                       20          695,891           5.73     11.890      659      34,795        97.30     23.35
Indiana                         3           66,248           0.55     10.188      657      22,083       100.00    100.00
Kentucky                        1           24,680           0.20     14.250      636      24,680        99.96      0.00
Louisiana                       1           15,787           0.13     12.250      592      15,787       100.00    100.00
Maryland                       16          815,470           6.72     13.034      672      50,967        99.17      9.51
Massachusetts                   2           98,289           0.81     13.498      653      49,144        97.71      0.00
Michigan                        9          241,281           1.99     12.760      651      26,809        99.39     35.95
Missouri                        1           31,974           0.26     12.250      615      31,974       100.00    100.00
Nevada                          7          371,278           3.06     12.330      635      53,040       100.00      0.00
North Carolina                 15          328,981           2.71     12.192      634      21,932        99.19     67.37
Ohio                            3           79,239           0.65     11.432      667      26,413        99.99     71.50
Oklahoma                        1           18,770           0.15     12.490      607      18,770       100.00    100.00
Oregon                          3           79,443           0.65     11.976      626      26,481        99.99     25.14
Pennsylvania                    8          252,821           2.08     10.740      642      31,603        98.67     54.49
Rhode Island                    1           35,949           0.30     11.100      644      35,949        95.00    100.00
Tennessee                       6          154,283           1.27     11.665      673      25,714       100.00     55.24
Utah                            1           22,560           0.19     11.125      713      22,560       100.00      0.00
Virginia                        3           87,811           0.72     12.739      684      29,270        96.32     26.71
Washington                      5          175,534           1.45     11.647      657      35,107        99.59      8.28
Wisconsin                       4          112,300           0.93     11.371      674      28,075        99.37     19.54
TOTAL:                        287      $12,135,730        100.00%    11.721%      662    $ 42,285       99.10%    20.91%

(1) No more than approximately 1.90% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL           MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
LOAN-TO-VALUE RATIOS         LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
75.01% to 80.00%                1       $    49,939         0.41%    11.750%      653     $  49,939     77.88%     0.00%
85.01% to 90.00%                6           365,564          3.01     10.385      676        60,927      89.93     21.57
90.01% to 95.00%               37         1,167,014          9.62     12.048      666        31,541      94.88     30.56
95.01% to 100.00%             243        10,553,213         86.96     11.731      661        43,429      99.98     19.92
TOTAL:                        287       $12,135,730       100.00%    11.721%      662     $  42,285     99.10%    20.91%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 77.88% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.10%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.76%.

LOAN PURPOSE

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
LOAN PURPOSE                 LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
Purchase                      241       $10,043,632        82.76%    11.667%      664    $ 41,675       99.27%    20.41%
Refinance - Cashout            38         1,761,638         14.52     11.962      653      46,359        98.23     23.92
Refinance - Rate Term           8           330,460          2.72     12.064      653      41,307        98.37     20.16
TOTAL:                        287       $12,135,730       100.00%    11.721%      662    $ 42,285       99.10%    20.91%

PROPERTY TYPE

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
PROPERTY TYPE                LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
Single Family                 227       $ 9,880,013        81.41%    11.565%      664    $    43,524    99.03%    20.83%
Townhouse                       4           149,961          1.24     12.877      641         37,490    100.00     17.23
Condominium                    33         1,020,586          8.41     12.258      650         30,927     99.58     27.92
Two-to-Four Family              7           326,159          2.69     12.040      670         46,594     98.74     26.62
Planned Unit Development       16           759,011          6.25     12.658      654         47,438     99.33     10.79
TOTAL:                        287       $12,135,730       100.00%    11.721%      662    $    42,285    99.10%    20.91%

DOCUMENTATION

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
FIRST NLC UNDERWRITING       LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
No Income Verification        201       $ 9,598,306        79.09%    11.936%      666    $    47,753    99.14%     0.00%
Full Documentation             86         2,537,424         20.91     10.906      646         29,505     98.93    100.00
TOTAL:                        287       $12,135,730       100.00%    11.721%      662    $    42,285    99.10%    20.91%

OCCUPANCY

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
OCCUPANCY                    LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
Primary                       287       $12,135,730       100.00%    11.721%      662     $42,285       99.10%    20.91%
TOTAL:                        287       $12,135,730       100.00%    11.721%      662     $42,285       99.10%    20.91%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
MORTGAGE LOANS AGE          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
(MONTHS)                     LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
2                              11       $   361,580         2.98%    12.561%      644    $    32,871    98.57%    22.24%
3                              99         4,032,734         33.23     12.422      644         40,735     99.24     15.74
4                              61         2,992,716         24.66     12.219      657         49,061     98.58     10.17
5                              65         2,667,720         21.98     10.220      688         41,042     99.38     32.28
6                              51         2,080,980         17.15     11.424      673         40,804     99.28     31.55
TOTAL:                        287       $12,135,730       100.00%    11.721%      662    $    42,285    99.10%    20.91%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
ORIGINAL PREPAYMENT         MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
PENALTY TERM                 LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
None                          103       $ 3,897,221        32.11%    12.011%      658    $    37,837    99.14%    23.93%
12 Months                       3            74,975          0.62     11.785      669         24,992     97.59     47.95
24 Months                      15           772,824          6.37     11.193      677         51,522     99.51      6.97
36 Months                     166         7,390,711         60.90     11.622      662         44,522     99.04     20.50
TOTAL:                        287       $12,135,730       100.00%    11.721%      662    $    42,285    99.10%    20.91%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 35 months.

CREDIT SCORES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
RANGE OF                    MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
CREDIT SCORES                LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
592 to 600                      2       $    42,168         0.35%    12.563%      597    $    21,084   100.00%    37.44%
601 to 625                     52         1,862,323         15.35     12.204      616         35,814     99.18     44.28
626 to 650                     95         4,039,877         33.29     12.377      639         42,525     99.38     15.58
651 to 675                     65         2,842,591         23.42     11.538      661         43,732     98.89     21.72
676 to 700                     28         1,180,754          9.73     11.082      687         42,170     98.82     25.18
701 to 725                     19         1,015,108          8.36     10.861      716         53,427     98.29      3.74
726 to 750                     17           745,392          6.14     10.486      737         43,847     99.59     11.66
751 to 775                      7           315,040          2.60     10.789      761         45,006     99.43      8.86
776 to 784                      2            92,477          0.76      9.283      783         46,239     98.02      0.00
TOTAL:                        287       $12,135,730       100.00%    11.721%      662    $    42,285    99.10%    20.91%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 592 to 784 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 662.

CREDIT GRADE

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
FIRST NLC UNDERWRITING       LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC
AA                              2       $   133,191         1.10%     8.635%      675    $    66,595   100.00%     0.00%
A+                              1            42,982          0.35     12.500      638         42,982     95.00    100.00
A                             111         5,150,787         42.44     10.985      695         46,403     98.79     16.89
A-                            143         5,925,190         48.82     12.383      640         41,435     99.28     15.19
B+                             28           848,621          6.99     11.999      609         30,308     99.69     81.27
B                               2            34,961          0.29     11.853      611         17,480     99.99    100.00
TOTAL:                        287       $12,135,730       100.00%    11.721%      662    $    42,285    99.10%    20.91%